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                                                                    EXHIBIT 23.1


                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report dated February 24, 1999 (and to all references to our Firm) included in or made a part of the prospectus supplement dated May 28, 1999 pursuant to the registration statement on Form S-3 (No. 333-36143) filed by Basin
Exploration, Inc.

                                        /s/ Arthur Andersen LLP
Denver, Colorado
  May 27, 1999